                                                                   EXHIBIT 10.38



                                SCHEDULE 1.01(B)
                        (AMENDED AS OF FEBRUARY 22, 2000)

                             COMMITMENTS OF LENDERS

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



                                                ADDRESS FOR                         AMOUNT OF               RATABLE
NAME OF LENDER                                    NOTICES                          COMMITMENT                SHARE*
--------------                                    -------                          ----------                ------
PNC Bank, National                     National Corporate Banking-Chicago         $43,188,888.69             9.1347%
Association                            Office
                                       One South Wacker Drive, Suite 2980
                                       Chicago, IL 60606
                                       FAX # (312) 338-5620
                                       Phone # (312) 338-5626
                                       Attn: Mr. Peter F. Stack
The First National Bank                14th Floor, Suite 0086                     $42,814,814.84             9.0556%
of Chicago                             One First National Plaza
                                       Chicago, IL 60670
                                       FAX # (312) 732-1117
                                       Phone # (312) 732-4644
                                       Attn: Debora K. Oberling
Bankers Trust Company                  130 Liberty Street, 34th Floor             $ 30,314,814.84            6.4117%
                                       New York, NY 10006
                                       FAX # (212) 250-7218
                                       Phone # (212) 250-8789
                                       Attn: Pam Divino

First Union National                   1345 Chestnut Street                       $ 45,740,740.76            9.6744%
Bank                                   Philadelphia, PA 19101
                                       FAX# (215) 973-7820
                                       Phone # (215) 973-2318
                                       Attn: Ms. Anne Marie Fitzsimmons

Fleet National Bank                    One Federal Street, OF0320                 $ 28,148,148.17            5.9535%
                                       Boston, MA 02110-2010
                                       FAX # (617) 434-6685
                                       Phone # (617) 434-3830
                                       Attn: Ms. Kathleen Dimock
KeyBank National                       127 Public Square                          $ 28,148,148.17            5.9535%
Association                            Cleveland, OH 44114-1306
                                       FAX # (216) 689-4981
                                       Phone # (216) 689-3589
                                       Attn: Mr. Thomas Crandell
Comerica Bank                          One Detroit Center                         $28,148,148.17             5.9535%
                                       500 Woodward Ave.
                                       Mail Code 3268-9th Floor
                                       Detroit, MI 49226-3289
                                       FAX # (313) 222-9514
                                       Phone # (313) 222-5060
                                       Attn: Mr. David C. Bird






                                SCHEDULE 1.01(B)
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
Morgan Guaranty Trust             c/o J.P. Morgan & Company, Inc.         $ 21,111,111.12                    4.4651%
Company of New York               22nd Floor
                                  60 Wall Street
                                  New York, NY 10260
                                  FAX # (212) 648-5018
                                  Phone # (212) 648-1265
                                  Attn: Mr. Dennis Wilczek
Union Bank of                     350 California Street--6th Floor        $ 21,111,111.12                    4.4651%
California, N.A.                  San Francisco, CA 94104-1402
                                  FAX # (415) 705-7085
                                  Phone # (415) 705-7021
                                  Attn: Mr. Timothy P. Streb

Bank of Scotland                  565 Fifth Avenue                        $ 20,000,000.00                    4.23%
                                  New York, NY 10017
                                  FAX # (212) 682-5720
                                  Phone # (212) 450-0816
                                  Attn: Karim McLean
Banque Nationale de               Suite 500                               $ 17,592,592.60                    3.7209%
Paris                             209 South LaSalle Street
                                  Chicago, IL 60604
                                  FAX # (312) 977-1380
                                  Phone # (312) 977-2248
                                  Attn: Mr. Philip Langheirn
SunTrust Bank, Atlanta            303 Peachtree Street, NE.               $ 17,592,592.60                    3.7209%
                                  3rd Floor
                                  Atlanta, GA 30308
                                  FAX# (404) 658-4905
                                  Phone # (404) 724-3932
                                  Attn: Mr. William Humphries
Bank Boston, N.A.                 100 Federal Street                      $ 17,592,592.60                    3.7209%
                                  Boston, MA 02110
                                  FAX # (617) 434-6685
                                  Phone # (617) 434-3930
                                  Attn: Ms. Kathleen Dimock
Fortis (USA) Finance              520 Madison Avenue                      $ 15,000,000.00                    3.1725%
LLC                               New York, NY 10022
                                  FAX# (212) 750-9503
                                  Phone# (212) 419-8708
                                  Attn: Mr. Edward Matthews






*Ratable Shares used for calculating "Required Lenders," but not for loan operation purposes, such as fundings and payments.

                                SCHEDULE 1.01(B)

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
Hibernia National Bank                 l2th Floor                               $ 14,074,074.08                2.9767%
                                       313 Carondelet Street
                                       New Orleans, LA 70130
                                       FAX # (504) 533-5344
                                       Phone # (504) 533-2738
                                       Attn:  Mr. Troy Villafarra


The Northern Trust Company             Floor B-11                               $ 10,555,555.56                2.2325%
                                       50 South LaSalle Street
                                       Chicago, IL 60675
                                       FAX # (312) 630-6062
                                       Phone # (312) 557-1356
                                       Attn: Ms. Tracy Toulouse


The Bank of New York                   One Wall Street, 8th Floor               $ 10,555,555.56                2.2325%
                                       New York, NY 10286
                                       FAX # (212) 635-1483, 1481
                                       Phone # (212) 635-1019
                                       Attn: Mr. William Barum


Mercantile Bank                        l2th Floor                               $ 10,555,555.56                2.2325%
                                       721 Locust Street
                                       St. Louis, MO 63101
                                       FAX # (314) 425-2203
                                       Phone # (314) 425-2459
                                       Attn: Mr. Steve Reese


The Dai-Ichi Kangyo                    10 S. Wacker Drive - 26th Floor          $ 9,444,444.44                 1.9975%
Bank, Ltd.--Chicago                    Chicago, IL 60606
Branch                                 FAX # (312) 876-2011
                                       Phone # (312) 715-6361
                                       Attn: Mr. Michael Pleasants

First Hawaiian Bank                    999 Bishop Street - 11th Floor           $ 10,555,555.56                2.2325%
                                       Honolulu, HI 96813
                                       FAX # (808) 525-6372
                                       Phone # (808) 525-6289
                                       Attn: Mr. Charles Jenkins

Bank One, National                     14th Floor, Suite 0086                   $ 10,555,555.56                2.2325%
Association                            One First National Plaza
                                       Chicago, IL 60670
                                       FAX # (312) 732-1117
                                       Phone # (312) 732-4644
                                       Attn: Debora K. Oberling


*Ratable Shares used for calculating "Required Lenders," but not for loan operation purposes, such as fundings and payments.



                                SCHEDULE 1.01(B)

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
GE Capital Corporation     201 High Ridge Road           $  9,444,444.44        1.9975%
                           Stamford, CT 06927
                           FAX # (203) 602-8335
                           Phone # (203) 316-7739
                           Attn: Mr. Robert Obolewicz

Wachovia Bank              28th Floor                    $ 10,555,555.56        2.2325%
                           191 Peachtree Street
                           Atlanta, GA 30303
                           FAX # (404) 332-6898
                           Phone # (404) 332-4036
                           Attn: Ms. Katie S. Proctor
                           TOTAL                         $472,800,000.00           100%










*Ratable Shares used for calculating "Required Lenders," but not for loan operation purposes, such as fundings and payments.